EXHIBIT 24


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Schering-Plough Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Kevin A. Quinn, Jack L. Wyszomierski and George A. Marootian, or any of them, their true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the registration under said Act of: (i) Common Shares of the Corporation to be issued under the Schering-Plough Puerto Rico Employees' Retirement Savings Plan (the "Plan") and (ii) interests in the Plan; including specifically, but without limiting the generality of the foregoing, power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to the registration of such Common Shares and interests and/or to any post-effective amendment of or supplements to such Registration Statement, and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 13th day of December, 1994.


/s/ Robert P. Luciano               /s/ Harold R. Hiser, Jr.
- ----------------------------        ------------------------------
Robert P. Luciano                   Harold R. Hiser, Jr.
Chairman of the Board, Chief        Executive Vice President - Finance
Executive Officer and Director      (Principal Financial Officer)
(Principal Executive Officer)


               /s/ Thomas H. Kelly
               --------------------------------

               Thomas H. Kelly
               Vice President and Controller
               (Principal Accounting Officer)



/s/ Hans Walter Becherer         /s/ Hugh A. D'Andrade
- ----------------------------     ----------------------------
Hans Walter Becherer             Hugh A. D'Andrade
Director                         Director



/s/ David C. Garfield            /s/ Regina E. Herzlinger
- ----------------------------     ----------------------------
David C. Garfield                Regina E. Herzlinger
Director                         Director



/s/ Richard J. Kogan             /s/ H. B. Morley
- ----------------------------     ----------------------------
Richard J. Kogan                 H. B. Morley
Director                         Director



/s/ Richard de J. Osborne        /s/ William A. Schreyer
- ----------------------------     ----------------------------
Richard de J. Osborne            William A. Schreyer
Director                         Director



/s/ Robert F.W. van Oordt        /s/ Romeo J. Ventres
- ----------------------------     ----------------------------
Robert F. W. van Oordt           Romeo J. Ventres
Director                         Director



               /s/ James Wood
               -------------------------
               James Wood
               Director





                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned members of the Schering-Plough Puerto Rico Employees' Retirement Savings Plan Committee (the "Committee") does hereby constitute and appoint Wayne L. Miller and George A. Marootian, or either of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable Schering-Plough Corporation, a New Jersey corporation (the "Corporation"), to comply with the Securities Act of 1933, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the registration under said Act of: (i) shares of Common Stock of the Corporation to be issued under the Schering-Plough Puerto Rico Employees' Retirement Savings Plan (the "Plan") and (ii) interests in the Plan; including specifically, but without limiting the generality of the foregoing, power and authority to sign the respective names of the undersigned Committee members as indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to the registration of such shares of Common Stock and interests and/or to any post-effective amendment of or supplements to such Registration Statement, and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22 day of December, 1994.



/s/ Manuel Calderon
- ------------------------------
Manuel Calderon, Chairman

/s/ Brenda Castrodad
- ------------------------------
Brenda Castrodad, Member


/s/ Adela Lopez
- ------------------------------
Adela Lopez, Member


/s/ Ivelisse Cordoves
- ------------------------------
Ivelisse Cordoves, Member